UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 15, 2023

MOBIQUITY TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in Its Charter)

New York	001-41117	11-3427886
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

35 Torrington Lane Shoreham, New York	11786
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (516) 246-9422

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: Common Stock, $0.0001 par value per share; Common Stock Purchase Warrants.

Item 5.07	Submission of Matters to a Vote of Security Holders

On May 15, 2023, the following proposals were submitted to the stockholders of Mobiquity Technologies, Inc. (the “Company”) at its annual meeting of stockholders: (i) the election of five directors; (ii) the ratification and approval of the Company’s 2023 Equity Participation Plan; (iii) the ratification of D. Brooks & Associates CPAs as the Company’s independent registered public accounting firm for the year ending December 31, 2023; (iv) granting the Board of Directors discretionary authority to amend the Company’s Restated Certificate of Incorporation to effect a reverse stock split of the Company’s common stock for the purpose of meeting the NASDAQ Capital Markets (“NasdaqCM”) Listing Rule 5550(a)(2) minimum price for continued listing of at least $1.00 per share; (v) the approval of the issuance of shares of common stock underlying the Company’s convertible Senior Secured 20% OID Promissory Notes issued in December 2022 in a number that may be equal to or exceed 20% of the Company’s common stock outstanding immediately prior to the issuance of those notes for purposes of complying with Nasdaq Listing Rule 5635(d); and (vi) the approval of a change in the Company’s by-laws to reduce the quorum for holding a meeting of stockholders from a majority of the outstanding shares of capital stock entitled to vote to one-third of the outstanding shares of capital stock entitled to vote. The proposals are described in more detail in the Company’s Definitive Proxy Statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on April 18, 2023.

Proposal 1:	The Company’s stockholders elected each of the following five directors to serve on the Board of Directors of the Company until their respective successors have been duly elected and qualified, by the following vote:

Nominee	Number of Votes Cast in Favor	Number of Votes Withheld	Broker Non-Vote

Dean L. Julia	7,120,597	108,505	2,997,510
Dr. Gene Salkind M.D.	7,120,543	108,559	2,997,510
Byron Booker	7,118,670	110,432	2,997,510
Nate Knight	7,118,762	110,340	2,997,510
Anne S. Provost	7,092,526	136,576	2,997,510

Proposal 2:	The Company’s stockholders ratified and approved the Company’s 2023 Equity Participation Plan, by the following vote:

Number of Votes Cast in Favor	Number of Votes Cast Against	Number of Votes Abstain	Broker Non-Vote

6,632,699	593,928	2,475	2,997,510

Proposal 3:	The Company’s stockholders ratified the appointment of D. Brooks & Associates CPAs as the Company’s independent registered public accounting firm for the year ending December 31, 2023, by the following vote:

Number of Votes Cast in Favor	Number of Votes Cast Against	Number of Votes Abstain

10,209,507	10,043	7,062

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Proposal 4:	The Company’s stockholders did not grant the Board of Directors discretionary authority to amend the Company’s Restated Certificate of Incorporation to effect a reverse stock split of the Company’s common stock for the purpose of meeting the NasdaqCM Listing Rule 5550(a)(2) minimum price for continued listing of at least $1.00 per share. The affirmative vote of a majority of all the Company’s shares of common stock issued and outstanding (as opposed to a majority of the shares present at the meeting in person or by proxy) was required to approve this proposal. 6,643,440 shares of common stock, or approximately 65% of the shares present at the meeting, voted in favor of this proposal, however this was less than the 8,525,946 shares constituting a majority of all the issued and outstanding shares that was required to vote in favor of proposal 4 to approve it. The vote of the shares that were present on proposal 4 was as follows:

Number of Votes Cast in Favor	Number of Votes Cast Against	Number of Votes Abstain	Broker Non-Vote

6,643,440	583,569	2,093	2,997,510

Proposal 5:	The Company’s stockholders approved the issuance of shares of common stock underlying the Company’s convertible Senior Secured 20% OID Promissory Notes issued in December 2022 in a number that may be equal to or exceed 20% of our common stock outstanding immediately prior to the issuance of those notes for purposes of complying with Nasdaq Listing Rule 5635(d), by the following vote:

Number of Votes Cast in Favor	Number of Votes Cast Against	Number of Votes Abstain	Broker Non-Vote

6,677,552	549,457	2,093	2,997,510

Proposal 6:	The Company’s stockholders approved a change in the Company’s by-laws to reduce the quorum for holding a meeting of stockholders from a majority of the outstanding shares of capital stock entitled to vote to one-third of the outstanding shares of capital stock entitled to vote by the following vote:

Number of Votes Cast in Favor	Number of Votes Cast Against	Number of Votes Abstain	Broker Non-Vote

7,060,570	168,057	475	2,997,510

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Amendment No. 3 to Amended Bylaws

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: May 15, 2023	MOBIQUITY TECHNOLOGIES, INC.

By: /s/ Dean L. Julia
Dean L. Julia, Chief Executive Officer

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